EXHIBIT 32.2.3

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Progress Energy, Inc. (“Progress Energy”) on Form 10-Q for the period ending June 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steven K. Young, Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Controller of Progress Energy, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)       The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Progress Energy.

/S/ STEVEN K. YOUNG
Steven K. Young Executive Vice President, Chief Financial Officer, Chief Accounting Officer, and Controller August 8, 2013